Exhibit 10.4

EXECUTION VERSION

FIDELIS INSURANCE HOLDINGS LIMITED

THIRD AMENDMENT TO THE COMMON SHAREHOLDER REGISTRATION RIGHTS AGREEMENT

This THIRD AMENDMENT TO THE COMMON SHAREHOLDER REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is made as of July 13, 2021, by FIDELIS INSURANCE HOLDINGS LIMITED, a Bermuda exempted company with limited liability (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement (as defined herein).

WHEREAS, the Company and the Shareholders are parties to that certain Common Shareholder Registration Rights Agreement, made as of June 9, 2015, as amended by the First Amendment to the Registration Rights Agreement, made as of November 25, 2019 and as further amended by the Second Amendment to the Registration Rights Agreement, made as of February 3, 2020 (the “Agreement”);

WHEREAS, the Company has commenced a private placement to certain new and existing investors pursuant to which it has offered its common shares, par value of $0.01 per share (the “Common Shares”) up to $350.0 million in the aggregate (the “Private Placement”);

WHEREAS, SPFM Holdings, LLC (“SPFM”) has executed a Joinder to the Agreement dated on or about the date hereof (the “Joinder Agreement”);

WHEREAS, in consideration of SPFM executing a Subscription Agreement to purchase Common Shares in the Private Placement (the “Subscription Agreement”) the parties to the Agreement wish to amend certain provisions thereof to afford SPFM certain rights consistent with those afforded to the Founders and Platinum Ivy; and

WHEREAS, Section 13(b) of the Agreement provides that the Agreement may be amended if the Company agrees and Shareholders holding a majority of the Registrable Securities outstanding provide their written consent. Therefore, this Amendment need only be approved by the undersigned as holders of a majority of the Registrable Securities outstanding;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with Section 13(b) of the Agreement, the parties hereto hereby agree as follows:

1.	Amendments to the Agreement.

a.	The following new definition shall be included in the Agreement:

““SPFM” means SPFM Holdings, LLC and its successors and permitted assignees.”

b.	Section 2(d)(i) is hereby deleted in its entirety and replaced with the following:

“(i) (A) solely in the case of the first Shelf Underwritten Offering, first, the common equity securities the Founders propose to sell up to the Maximum Number of Securities, and if the aggregate number of such Registrable Securities exceeds the Maximum Number of Securities, the Company shall include only such Founders’ pro rata share of the Maximum Number of Securities based on the amount of Registrable Securities beneficially owned by such Founders; and (B) in the case of the second Shelf Underwritten Offering and subsequent Shelf Underwritten Offerings, first, the common equity securities the Founders, Platinum Ivy and SPFM respectively propose to sell up to the Maximum Number of Securities, and if the aggregate number of such Registrable Securities exceeds the Maximum Number of Securities, the Company shall include only such Founders’, Platinum Ivy’s and SPFM’s respective pro rata share of the Maximum Number of Securities based on the amount of Registrable Securities beneficially owned by the Founders, Platinum Ivy and SPFM respectively; and;”

c.	Section 4(a) is hereby deleted in its entirety and replaced with the following:

“(a) Lockup Agreement.

To the extent not inconsistent with applicable law, each Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act) of (i) common equity securities of the Company or any securities, options or rights convertible into or exchangeable or exercisable for such securities, or (ii) to the extent any such public sale or distribution would be required to be reported in a filing with the Commission pursuant to Section 16(a) of the Exchange Act, preferred equity securities of the Company or any securities, options or rights convertible into or exchangeable or exercisable for such securities, in each case, during the seven days prior to, and the 180-day period beginning on the effective date of, an IPO, unless the underwriters managing the IPO otherwise agree (including any permitted staggered lockup arrangements); provided that such restrictions shall not be more restrictive in duration or scope than restrictions imposed on (A) any officer or director of the Company, or (B) any other holders of at least 5% of the total Common Shares on a fully diluted basis; provided, further, that if any officer, director or beneficial owner of 1% or more of the Company’s outstanding voting securities is granted an early release with respect to all or a portion of the securities held by such holder from such holder’s lock-up agreement, then all Founders, Platinum Ivy and SPFM shall also be granted an early release from their respective obligations hereunder or any separate lockup agreement on a pro-rata basis; provided, further, that nothing herein shall restrict, directly or indirectly:

(i)	any bona fide pledge of Common Shares in accordance with the Shareholders Agreement or the subsequent Transfer upon default in connection with any such pledge; or

(ii)	subject to obtaining any required Bermuda Monetary Authority approval, any charitable contribution in accordance with the Shareholders Agreement.”

d.	Section 4(c) is hereby deleted in its entirety and replaced with the following:

“(c) Holdback Period.

The Company agrees (i) not to effect any public sale or distribution of its common equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period (180 days in the case of an IPO) beginning on the effective date of any Shelf Underwritten Offering or underwritten Piggyback Registration (except as part of such underwritten registration or offering or pursuant to registrations on Form S-4, F-4 or S-8 or any successor or similar form), unless the underwriters managing the registered public offering otherwise agree (including any permitted staggered lockup arrangements), and (ii) to use its commercially reasonable efforts to cause each holder of its Common Shares, or any securities convertible into or exchangeable or exercisable for Common Shares, that were purchased by such holder directly from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree to a shorter period (including any permitted staggered lockup arrangements); provided that such restrictions on a Shareholder shall not be more restrictive in duration or scope than restrictions imposed on (A) any officer or director of the Company, or (B) any other holders of at least 5% of the total Common Shares on a fully diluted basis; provided, further, that if any officer, director or beneficial owner of 1% or more of the Company’s outstanding voting securities is granted an early release with respect to all or a portion of the securities held by such holder from such holder’s lock-up agreement, then all Founders, Platinum Ivy and SPFM shall also be granted an early release from their obligations hereunder or any separate lockup agreement on a pro-rata basis. Notwithstanding the foregoing, this Section 4(c) shall cease to apply to any Founder, Platinum Ivy and SPFM once such Founder, Platinum Ivy or SPFM (as applicable) no longer holds Registrable Securities.”

e.	Section 13(b) is hereby deleted in its entirety and replaced with the following:

“(b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departure from the provisions hereof may not be given, unless the Company has obtained the written consent of the Shareholders holding a majority of the Registrable Securities then outstanding; provided, however, that any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would be adverse to a right specifically granted to (x) a Founder shall require the agreement of such Founder, (y) Platinum Ivy solely under Sections 2(d)(i), 4(a), 4(c) and 13(b)(y) shall require the agreement of Platinum Ivy and (z) SPFM solely under Sections 2(d)(i), 4(a), 4(c) and 13(b)(z) shall require the agreement of SPFM; provided, further, that the consent of the Shareholders shall not be required (i) to include as a party hereto any purchaser of Common Shares or Warrants pursuant to an additional closing as contemplated by Section 13(n) and (ii) to include as a party hereto any purchaser of Common Shares or Warrants in connection with a Transfer of Common Shares or Warrants as contemplated by Section 13(f).”

2.	Miscellaneous.

(a)	This Amendment shall come into full force and effect on the date on which completion of the purchase of Common Shares by SPFM occurs pursuant to the terms of the Subscription Agreement.

(b)

Except as otherwise expressly provided in this Amendment, no other terms of the Agreement shall be modified, amended, supplemented or waived in any respect, and the Agreement, as amended hereby, shall constitute and remain in full force and effect.

(c)

This Amendment shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York. Each party submits to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York in any action arising out of or relating to this Amendment and agrees that all claims in respect of the action may be heard and determined solely in such courts.

(d)

Each party agrees that a final judgment in any action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law or in equity. Each party waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

(e)	This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

The Company:

FIDELIS INSURANCE HOLDINGS LIMITED

/s/ Patricia Roufca
By:	Patricia Roufca
Title:	Group General Counsel and Director of Strategic Execution

[Project Marley – Signature page to the Third RAA Amendment Agreement]

Shareholders:

CRESTVIEW FIHL HOLDINGS, L.P.
By: Crestview FIHL GP, Ltd., as its general partner

/s/ Ross A. Oliver
By:	Ross A. Oliver
Title:	General Counsel

CRESTVIEW FIHL TE HOLDINGS, LTD.

/s/ Ross A. Oliver
By:	Ross A. Oliver
Title:	General Counsel

CRESTVIEW IV FIHL HOLDINGS, L.P.
By: Crestview IV FIHL Holdings GP, LLC, as its general partner

/s/ Ross A. Oliver
By:	Ross A. Oliver
Title:	General Counsel

CRESTVIEW IV FIHL TE HOLDINGS LLC

/s/ Ross A. Oliver
By:	Ross A. Oliver
Title:	General Counsel

[Project Marley – Signature page to the Third RAA Amendment Agreement]

CVC FALCON HOLDINGS LIMITED

/s/ Daniel Brand
By:	Daniel Brand
Title:	Director

PINE BROOK FEAL INTERMEDIATE, L.P.
By: PBRA (Cayman) Company, as its general partner

By:
Title:

PLATINUM IVY B 2018 RSC LIMITED

By:
Title:

By:
Title:

[Project Marley – Signature page to the Third RAA Amendment Agreement]

CVC FALCON HOLDINGS LIMITED

By:
Title:

PINE BROOK FEAL INTERMEDIATE, L.P. By:
PBRA (CAYMAN) Company, as its general partner

/s/ W Dana LaForge
By:	W Dana LaForge
Title:	Director

PLATINUM IVY B 2018 RSC LIMITED

By:
Title:

By:
Title:

[Project Marley – Signature page to the Third RAA Amendment Agreement]

CVC FALCON HOLDINGS LIMITED

By:
Title:

PINE BROOK FEAL INTERMEDIATE, L.P.
By: PBRA (Cayman) Company, as its general partner

By:
Title:

PLATINUM IVY B 2018 RSC LIMITED

/s/ AHMED GHUBASH
By:	AHMED GHUBASH
Title:	DIRECTOR

/s/ SAIF ALHAMMADI
By:	SAIF ALHAMMADI
Title:	DIRECTOR

[Project Marley – Signature page to the Third RAA Amendment Agreement]